UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) December 19, 2003

                  CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2
               (Exact name of registrant as specified in its charter)


         California                  0-11723                  94-2883067
       (State or other             (Commission             (I.R.S. Employer
       jurisdiction of             File Number)         Identification Number)
       incorporation)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                         (Registrant's telephone number)

                                       N/A
           (Former name or former address, if changed since last report)

Item 5.     Other Events

On December 19, 2003, the Registrant entered into a mortgage encumbering Glenbridge Manor Apartments, located in Cincinnati, Ohio. The mortgage has a principal balance of $21,000,000 and a stated interest rate of 5.65% per annum. After payment of closing costs, the Registrant received net proceeds of approximately $20,693,000. The Registrant's general partner will use the net proceeds to pay down existing debt obligations to an affiliate of the Registrant.

Item 7.     Financial Statements and Exhibits

(c) Exhibits (1)

      10.35 Promissory Note dated December 17, 2003 between CCIP/2 Village Brook, LLC, a Delaware limited partnership, and Northwestern Mutual Life Insurance Company, a Wisconsin corporation.

      10.34 Mortgage and Security Agreement dated December 17, 2003 between CCIP/2 Village Brook, LLC, a Delaware limited partnership, and Northwestern Mutual Life Insurance Company, a Wisconsin corporation.

(1) Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2


                                    By:   ConCap Equities, Inc.
                                          General Partner


                                    By:   /s/Patrick J. Foye
                                          Patrick J. Foye
                                          Executive Vice President


                                    Date: January 5, 2004

                                                                   Exhibit 10.35
Ohio
Loan No. A-332912
                                 PROMISSORY NOTE

$21,000,000.00                                   Dated as of December 17, 2003

      For value received, the undersigned, herein called "Borrower," promises to pay to the order of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, who, together with any subsequent holder of this note, is hereinafter referred to as "Lender", at 720 E. Wisconsin Avenue, Milwaukee, WI 53202 or at such other place as Lender shall designate in writing, in coin or currency which, at the time or times of payment, is legal tender for public and private debts in the United States, the principal sum of TWENTY ONE MILLION DOLLARS or so much thereof as shall have been advanced from time to time plus interest on the outstanding principal balance at the rate and payable as follows:

            Interest shall accrue from the date of advance until maturity at the rate of five and sixty-five hundredths percent (5.65%) per annum (the "Interest Rate").
            Accrued interest only on the amount advanced shall be paid on the fifteenth day of the month following the date of advance ("Amortization Period Commencement Date") and on the fifteenth day of each month thereafter until December 31, 2004. On the fifteenth day of the following month and on the fifteenth day of each month thereafter until maturity, installments of principal and interest shall be paid in the amount of $130,847.00.
            Interest will be calculated assuming each month contains thirty (30) days and each calendar year contains three hundred sixty (360) days. In the event of a partial month, however, interest for such month will be calculated based on the actual number of days the principal balance of this note is outstanding in the partial month and the actual number of days in the respective calendar year.
            Payments shall be made directly to Lender by electronic transfer of funds using the Automated Clearing House System. All installments shall be applied first in payment of interest, calculated monthly on the unpaid principal balance, and the remainder of each installment shall be applied in payment of principal. The entire unpaid principal balance plus accrued interest thereon shall be due and payable on December 15, 2013 (the "Maturity Date").

      Borrower shall have the right, upon thirty (30) days written notice (which written notice of prepayment may be revoked at any time prior to prepayment), beginning July 1, 2004 of paying this note in full with a prepayment fee. This fee represents consideration to Lender for loss of yield and reinvestment costs and shall also be payable whenever prepayment occurs as a result of a condemnation of all or substantially all of the Property. The fee shall be the greater of Yield Maintenance or 1% of the outstanding principal balance of this note.

      "Yield Maintenance" means the amount, if any, by which

     (i) the present value of the Then Remaining Payments (as hereinafter defined) calculated using a periodic discount rate (corresponding to the payment frequency under this note) which, when compounded for such number of payment periods in a year, equals the per annum effective yield of the Most Recently Auctioned United States Treasury Obligation having a maturity date equal to the Maturity Date (or, if there is no such equal maturity date, then the linearly interpolated per annum effective yield of the two Most Recently Auctioned United States Treasury Obligations having maturity dates most nearly equivalent to the Maturity Date) as reported by The Wall Street Journal dated five
          (5) business days preceding the date of prepayment; exceeds

     (ii) the outstanding principal balance of this note (exclusive of all accrued interest).

      If such United States Treasury obligation yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, then the periodic discount rate shall be equal to the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported, as of five (5) business days preceding the prepayment date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded United States Treasury obligations having a constant maturity most nearly equivalent to the Maturity Date.

      "Then Remaining Payments" means payments in such amounts and at such times as would have been payable subsequent to the date of such prepayment in accordance with the terms of this note.

      "Most Recently Auctioned United States Treasury Obligations" means the U.S. Treasury bonds, notes and bills with maturities of 30 years, 10 years, 5 years, 2 years and 1 year which, as of the date the prepayment fee is calculated, were most recently auctioned by the United States Treasury.

      Upon the occurrence of an Event of Default (as defined in the Lien Instrument) followed by the acceleration of the whole indebtedness evidenced by this note, the payment of such indebtedness will constitute an evasion of the prepayment terms hereunder and be deemed to be a voluntary prepayment hereof and such payment will, therefore, to the extent not prohibited by law, include the prepayment fee required under the prepayment in full privilege recited above or, if such prepayment occurs prior to July 1, 2004 and results from an Event of Default followed by an acceleration of the whole indebtedness, then such payment will, to the extent not prohibited by law, include a prepayment fee equal to the greater of Yield Maintenance or 6% of the outstanding principal balance of this note.

      Notwithstanding the above and provided Borrower is not in default under any provision contained in the Loan Documents (as defined in the Lien Instrument), this note may be prepaid in full at any time, without a prepayment fee, during the last sixty (60) days of the term of this note.

      Borrower acknowledges and agrees that the Interest Rate hereunder shall be increased if certain financial statements and other reports are not furnished to Lender, all as described in more detail in the provision of the Lien Instrument entitled "Financial Statements".

      This note is secured by certain property (the "Property") in the City of Cincinnati, County of Hamilton, State of Ohio described in an Open-End Mortgage and Security Agreement (the "Lien Instrument") of even date herewith executed by CCIP/2 VILLAGE BROOKE, L.L.C., a Delaware limited liability company to THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY.

      Upon the occurrence of an Event of Default (as defined in the Lien Instrument), the whole unpaid principal hereof and accrued interest shall, at the option of Lender, to be exercised at any time thereafter, become due and payable at once without notice, notice of the exercise of, and the intent to exercise, such option being hereby expressly waived.

      All parties at any time liable, whether primarily or secondarily, for payment of indebtedness evidenced hereby, for themselves, their heirs, legal representatives, successors and assigns, respectively, expressly waive presentment for payment, notice of dishonor, protest, notice of protest, and diligence in collection; consent to the extension by Lender of the time of said payments or any part thereof; further consent that the real or collateral security or any part thereof may be released by Lender, without in any way modifying, altering, releasing, affecting, or limiting their respective liability or the lien of the Lien Instrument; and agree to pay reasonable attorneys' fees and expenses of collection in case this note is placed in the hands of an attorney for collection or suit is brought hereon and any attorneys' fees and expenses incurred by Lender to enforce or preserve its rights under any of the Loan Documents in any bankruptcy or insolvency proceeding.

      All amounts due Lender including principal and, to the extent permitted by applicable law, interest not paid when due (without regard to any notice and/or cure provisions contained in any of the Loan Documents), including principal becoming due by reason of acceleration by Lender of the entire unpaid balance of this note, shall bear interest from the due date thereof until paid at the Default Rate. "Default Rate" means the lower of a rate equal to the interest rate in effect at the time of the default as herein provided plus 5% per annum or the maximum rate permitted by law.

      No provision of this note shall require the payment or permit the collection of interest, including any fees paid which are construed under applicable law to be interest, in excess of the maximum permitted by law. If any such excess interest is collected or herein provided for, or shall be adjudicated to have been collected or be so provided for herein, the provisions of this paragraph shall govern, and Borrower shall not be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. Any such excess collected shall, at the option of Lender, unless otherwise required by applicable law, be immediately refunded to Borrower or credited on the principal of this note immediately upon Lender's awareness of the collection of such excess.

      Borrower,  but  not  its  member,  shall  be  personally  liable  for  the
indebtedness   evidenced  hereby  and  any  indebtedness  secured  by  the  Lien
Instrument (collectively, the 'Indebtedness")

      All notices, demands, requests and consents permitted or required under this note shall be given in the manner prescribed in the Lien Instrument.

      This note, the interpretation hereof and the rights, obligations, duties and liabilities hereunder shall be governed and controlled by the laws of the State of Ohio.

                                    CCIP/2 VILLAGE BROOKE, L.L.C., a
                                    Delaware limited liability company

                                    By:   Consolidated Capital Institutional
                                          Properties/2, a California limited
                                          partnership, its sole member

                                          By:  ConCap Equities, Inc., a
                                               Delaware corporation, its general
                                               partner

                                                By:   /s/Patti K. Fielding
                                                Name: Patti K. Fielding
                                                Its:  Executive Vice President

                                                Attest:     /s/Leslie E. Green
                                                Name:       Leslie E. Green
                                                Its:        Assistant Secretary
(corporate seal)

                                                                   Exhibit 10.36
Ohio
Loan No. A-332912
RECORDING REQUESTED BY



WHEN RECORDED MAIL TO

The Northwestern Mutual Life Ins. Co.
720 East Wisconsin Avenue - Rm N16WC
Milwaukee, WI 53202
Attn:  Cherie L. Esmeier
                                          SPACE ABOVE THIS LINE FOR
RECORDER'S USE


                   OPEN-END MORTGAGE and SECURITY AGREEMENT
         (TOTAL PRINCIPAL INDEBTEDNESS NOT TO EXCEED $31,500,000.00)


      THIS MORTGAGE and SECURITY AGREEMENT is made as of the 17th day of December, 2003 between CCIP/2 VILLAGE BROOKE, L.L.C., a Delaware limited liability company, c/o AIMCO, 2000 South Colorado Boulevard, Tower 2, Suite 2-1000, Denver, CO 80222, herein (whether one or more in number) called "Mortgagor", and THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, 720 E. Wisconsin Avenue, Milwaukee, WI 53202, herein called "Mortgagee":

      WITNESSETH, That Mortgagor, in consideration of the indebtedness herein mentioned, does hereby grant, convey, mortgage and warrant unto Mortgagee forever, the following property (herein referred to as the "Property"):

     A. The land in the City of Cincinnati, County of Hamilton, State of Ohio, described in Exhibit "A" attached hereto and incorporated herein (the "Land");

     B. All easements, appurtenances, tenements and hereditaments belonging to or benefiting the Land, including but not limited to all waters, water rights, water courses, all ways, trees, rights, liberties and privileges;

     C. All improvements to the Land, including, but not limited to, all buildings, structures and improvements now existing or hereafter erected on the Land; all fixtures and equipment of every description belonging to Mortgagor which are or may be placed or used upon the Land or attached to the buildings, structures or improvements, including, but not limited to, all engines, boilers, elevators and machinery, all heating apparatus, electrical equipment, air-conditioning and ventilating equipment, water and gas fixtures, and all furniture and easily removable equipment; all of which, to the extent permitted by applicable law, shall be deemed an accession to the freehold and a part of the realty as between the parties hereto; and

     D. Mortgagor's interest in all articles of personal property of every kind and nature whatsoever, including, but not limited to all carpeting, draperies, ranges, microwave ovens, refrigerators, dishwashers, easily removable equipment and fixtures, furniture, etc., now or hereafter located upon the Land or in or on the buildings and improvements and now owned or leased or hereafter acquired or leased by Mortgagor.

Mortgagor agrees not to sell, transfer, assign or remove anything described in B, C and D above now or hereafter located on the Land without prior written consent from Mortgagee unless (i) such action does not constitute a sale or removal of any buildings or structures or the sale or transfer of waters or water rights and (ii) such action results in the substitution or replacement with similar items of equal value.

      Without limiting the foregoing grants, Mortgagor hereby pledges to Mortgagee, and grants to Mortgagee a security interest in, all of Mortgagor's present and hereafter acquired right, title and interest in and to the Property and any and all

     E. cash and other funds now or at any time hereafter deposited by or for Mortgagor on account of tax, special assessment, replacement or other reserves required to be maintained pursuant to the Loan Documents (as hereinafter defined) with Mortgagee or a third party, or otherwise deposited with, or in the possession of, Mortgagee pursuant to the Loan Documents; and

     F. surveys, soils reports, environmental reports, guaranties, warranties, architect's contracts, construction contracts, drawings and specifications, applications, permits, surety bonds and other contracts relating to the acquisition, design, development, construction and operation of the Property; and

     G. accounts, chattel paper, deposit accounts, instruments, equipment, inventory, documents, general intangibles, letter-of-credit rights, investment property and all other personal property of Mortgagor, in each case, to the extent associated with or arising from the ownership, development, operation, use or disposition of any portion of the property (including, without limitation, any and all rights in the property name "Glenbridge Manors"); and

     H. present and future rights to condemnation awards, insurance proceeds or other proceeds at any time payable to or received by Mortgagor on account of the Property or any of the foregoing personal property.

All personal property hereinabove described is hereinafter referred to as the "Personal Property".

      If any of the Property is of a nature that a security interest therein can be perfected under the Uniform Commercial Code, this instrument shall constitute a security agreement and financing statement if permitted by applicable law and Mortgagor authorizes Mortgagee to file a financing statement describing such Property and, at Mortgagee's request, agrees to join with Mortgagee in the execution of any financing statements and to execute any other instruments that may be necessary or desirable, in Mortgagee's determination, for the perfection or renewal of such security interest under the Uniform Commercial Code.

      TO HAVE AND TO HOLD the Property unto Mortgagee, its successors and assigns, forever, for the purpose of securing:

      (a) Payment to the order of Mortgagee of the indebtedness evidenced by a promissory note of even date herewith (and any restatement, extension or renewal thereof and any amendments thereto) executed by Mortgagor for the principal sum of TWENTY ONE MILLION DOLLARS, with final maturity no later than December 15, 2013 and with interest as therein expressed, and late fees, if any (which promissory note, as such instrument may be amended, restated, renewed and extended, is hereinafter referred to as the "Note"), it being recognized that the funds may not have been fully advanced as of the date hereof but may be advanced in the future in accordance with the terms of a written contract; and

      (b) Payment of all sums that may become due Mortgagee under the provisions of, and the performance of each agreement of Mortgagor contained in, the Loan Documents; and

      (c) Payment of such additional sums, up to a total unpaid loan indebtedness not to exceed $31,500,000.00, with interest thereon, as may hereafter be loaned by Mortgagee to Mortgagor when evidenced by a promissory note or notes of Mortgagor, such additional note or notes to be identified by recital that it or they are secured by this mortgage, and such note or notes shall be included in the word "Note" wherever it appears in the context of this mortgage, and the indebtedness evidenced by such additional note or notes shall have the same priority as the indebtedness secured hereby; and

      (d) Unpaid balances of loan advances made after this mortgage is delivered to the recorder for record, such advances to be made pursuant to the provisions of the Commitment (as hereinafter defined). The maximum amount of unpaid balances of said advances in the aggregate and exclusive of interest accrued thereon which may be outstanding at any time is Twenty One Million Dollars ($21,000,000.00).

      (e) Unpaid balances of advances made by the Mortgagee, with respect to the Property for the payment of taxes, assessments, insurance premiums or costs incurred for the protection of the Property as provided for in Section 5301.233 of the Revised Code of Ohio; payment by Mortgagor to Mortgagee of all sums expended or advanced by Mortgagee pursuant to any term or provision of this instrument or the other Loan Documents; performance and observance of each covenant and agreement of Mortgagor contained in this instrument or in the other Loan Documents; and payment by Mortgagor to Mortgagee of all other liabilities and indebtedness, direct or contingent, now or hereafter owing by Mortgagor to Mortgagee.

      "Loan Documents" means this instrument, the Note, that certain Loan Application dated November 7, 2003 from Mortgagor to Mortgagee and that certain acceptance letter issued by Mortgagee dated December 10, 2003 (together, the "Commitment"), that certain Absolute Assignment of Leases and Rents of even date herewith between Mortgagor and Mortgagee (the "Absolute Assignment"), that certain Certification of Borrower of even date herewith, that certain Limited Liability Company Supplement dated contemporaneously herewith, any other supplements and authorizations required by Mortgagee and any other agreement entered into or document executed by Mortgagor and delivered to Mortgagee in connection with the indebtedness evidenced by the Note, except for that certain Environmental Indemnity Agreement of even date herewith given by AIMCO Properties, L.P., a Delaware limited partnership ("Principal") and Mortgagor to Mortgagee (the "Environmental Indemnity Agreement"), as any of the foregoing may be amended from time to time.

      TO PROTECT THE SECURITY OF THIS MORTGAGE, MORTGAGOR COVENANTS AND AGREES:

Payment of Debt. Mortgagor agrees to pay the indebtedness hereby secured (the "Indebtedness") promptly and in full compliance with the terms of the Loan Documents.

Ownership. Mortgagor represents that it owns the Property and has good and lawful right to convey the same and that the Property is free and clear from any and all encumbrances whatsoever, except as appears in the title evidence accepted by Mortgagee. Mortgagor does hereby forever warrant and shall forever defend the title and possession thereof against the lawful claims of any and all persons whomsoever.

Maintenance of Property and Compliance with Laws. Mortgagor agrees to keep the buildings and other improvements now or hereafter erected on the Land in good condition and repair; not to commit or suffer any waste; to comply with all laws, rules and regulations affecting the Property; and to permit Mortgagee to enter at all reasonable times for the purpose of inspection and of conducting, in a reasonable and proper manner, such tests as Mortgagee determines to be necessary in order to monitor Mortgagor's compliance with applicable laws and regulations regarding hazardous materials affecting the Property.

Business Restriction Representation and Warranty. Mortgagor represents and warrants that Mortgagor (to the extent that Mortgagor should reasonably know), all persons and entities owning (directly or indirectly) an ownership interest in Mortgagor, all guarantors of all or any portion of the Indebtedness, and all persons and entities executing any separate indemnity agreement in favor of Mortgagee in connection with the Indebtedness: (i) are not, and shall not become, a person or entity with whom Mortgagee is restricted from doing business with under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including, but not limited to, those named on OFAC's Specially Designated and Blocked Persons list) or under any statute, executive order (including, but not limited to, the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action; (ii) are not knowingly engaged in, and shall not engage in, any dealings or transaction or be otherwise associated with such persons or entities described in (i) above; and
(iii) are not, and shall not become, a person or entity whose activities are regulated by the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001 or the regulations or orders thereunder.

Insurance. Mortgagor agrees to keep the Property insured for the protection of Mortgagee and Mortgagee's wholly owned subsidiaries and agents in such manner, in such amounts and in such companies as Mortgagee may from time to time approve, and to keep the policies therefor, properly endorsed, on deposit with Mortgagee, or at Mortgagee's option, to keep certificates of insurance (Acord 27 for all property insurance and Acord 25-S for all liability insurance) evidencing all insurance coverages required hereunder on deposit with Mortgagee, which certificates shall provide at least thirty (30) days notice of cancellation to Mortgagee and shall list Mortgagee as the certificate holder; that insurance loss proceeds from all property insurance policies, whether or not required by Mortgagee (less expenses of collection) shall, at Mortgagee's option, be applied on the Indebtedness, whether due or not, or to the restoration of the Property, or be released to Mortgagor, but such application or release shall not cure or waive any default under any of the Loan Documents. If Mortgagee elects to apply the insurance loss proceeds on the Indebtedness, no prepayment privilege fee shall be due thereon.

      Notwithstanding the foregoing provision, Mortgagee agrees that if the insurance loss proceeds are less than the unpaid principal balance of the Note and if the casualty occurs prior to the last twenty-four (24) months of the term of the Note, then the insurance loss proceeds (less expenses of collection) shall be applied to restoration of the Property to its condition prior to the casualty, subject to satisfaction of the following conditions:

     (a) There is no existing Event of Default at the time of casualty, and if there shall occur any Event of Default after the date of the casualty, Mortgagee shall have no further obligation to release insurance loss proceeds hereunder.

     (b) The casualty insurer has not denied liability for payment of insurance loss proceeds as a result of any act, neglect, use or occupancy of the Property by Mortgagor.

     (c) Mortgagee shall be satisfied that all insurance loss proceeds so held, together with supplemental funds to be made available by Mortgagor, shall be sufficient to complete the restoration of the Property. Any remaining insurance loss proceeds may, at the option of Mortgagee, be applied on the Indebtedness, whether or not due, or be released to Mortgagor.

     (d) If required by Mortgagee, Mortgagee shall be furnished a satisfactory report addressed to Mortgagee from an environmental engineer or other qualified professional satisfactory to Mortgagee to the effect that no adverse environmental impact to the Property resulted from the casualty.

     (e) Mortgagee shall release casualty insurance proceeds as restoration of the Property progresses provided that Mortgagee is furnished satisfactory evidence of the costs of restoration and if, at the time of such release, there shall exist no Monetary Default (as hereinafter defined) under the Loan Documents and no default with respect to which Mortgagee shall have given Mortgagor notice pursuant to the Notice of Default provision herein. If the estimated cost of restoration exceeds $1,000,000.00, the drawings and specifications for the restoration shall be approved by Mortgagee in writing prior to commencement of the restoration.

     (f) Prior to each release of funds, Mortgagor shall obtain for the benefit of Mortgagee an endorsement to Mortgagee's title insurance policy insuring Mortgagee's lien as a first and valid lien on the Property subject only to liens and encumbrances theretofore approved by Mortgagee.

     (g) Mortgagor shall pay all costs and expenses incurred by Mortgagee, including, but not limited to, reasonable outside legal fees, title insurance costs, third-party disbursement fees, third-party engineering reports and inspections deemed necessary by Mortgagee.

     (h) All reciprocal easement and operating agreements benefiting the Property, if any, shall remain in full force and effect between the parties thereto on and after restoration of the Property.

     (i) Mortgagee shall be satisfied that Projected Debt Service Coverage of at least 1.25 will be produced from the leasing of not more than 93% of the units to former tenants or approved new tenants with leases satisfactory to Mortgagee for terms of at least 1 year to commence not later than ninety (90) days following completion of such restoration ("Approved Leases").

      "Projected Debt Service Coverage" means a number calculated by dividing Projected Operating Income Available for Debt Service for the first fiscal year following restoration of the Property by the debt service during the same fiscal year under all indebtedness secured by any portion of the Property. For purposes of the preceding sentence, "debt service" means the greater of (x) debt service due under all such indebtedness during the first fiscal year following completion of the restoration of the Property and (y) debt service that would be due and payable during such fiscal year if all such indebtedness were amortized over 25 years (whether or not amortization is actually required) and if interest on such indebtedness were due as it accrues at the face rate shown on the notes therefor (whether or not interest payments based on such face rates are required).

      "Projected Operating Income Available for Debt Service" means projected gross annual rent from the Approved Leases for the first full fiscal year following completion of the restoration of the Property less:

(A) The operating expenses of the Property for the last fiscal year preceding the casualty and

(B)   the following:

      (i) a replacement reserve for capital improvements, unit remodels and structural items based on not less than $350.00 per unit per annum;

      (ii) the amount, if any, by which actual gross income during such fiscal period exceeds that which would be earned from the rental of 93% of the total number of apartment units in the Property;

      (iii) the amount, if any, by which the actual management fee is less than 3.0% of gross revenue during such fiscal period;

      (iv) the amount, if any, by which the actual insurance and real estate taxes are less than $623,500.00 per annum; and

      (v)   the  amount,  if any,  by which  total  actual  operating  expenses,
            excluding  management  fees,   insurance,   real  estate  taxes  and
            replacement reserves, are less than $606,100.00 per annum.

      All  projections   referenced  above  shall  be  calculated  in  a  manner
satisfactory to Mortgagee.

Condemnation. Mortgagor hereby assigns to Mortgagee (i) any award and any other proceeds resulting from damage to, or the taking of, all or any portion of the Property, and (ii) the proceeds from any sale or transfer in lieu thereof (collectively, "Condemnation Proceeds") in connection with condemnation proceedings or the exercise of any power of eminent domain or the threat thereof (hereinafter, a "Taking"); if the Condemnation Proceeds are less than the unpaid principal balance of the Note and such damage or Taking occurs prior to the last twenty four (24) months of the term of the Note, such Condemnation Proceeds (less expenses of collection) shall be applied to restoration of the Property to its condition, or the functional equivalent of its condition prior to the Taking, subject to the conditions set forth above in the section entitled "Insurance" and subject to the further condition that restoration or replacement of the improvements on the Land to their functional and economic utility prior to the Taking be possible. Any portion of such award and proceeds not applied to restoration shall, at Mortgagee's option, be applied on the Indebtedness, whether due or not, or be released to Mortgagor, but such application or release shall not cure or waive any default under any of the Loan Documents.

Taxes and Special Assessments. Mortgagor agrees to pay before delinquency all taxes and special assessments of any kind that have been or may be levied or assessed against the Property, this instrument, the Note or the Indebtedness, or upon the interest of Mortgagee in the Property, this instrument, the Note or the Indebtedness, and to procure and deliver to Mortgagee within 30 days after Mortgagee shall have given a written request to Mortgagor, the official receipt of the proper officer showing timely payment of all such taxes and assessments; provided, however, that Mortgagor shall not be required to pay any such taxes or special assessments if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and funds sufficient to satisfy the contested amount have been deposited in an escrow satisfactory to Mortgagee.

Personal Property. With respect to the Personal Property, Mortgagor hereby represents, warrants and covenants as follows:

      (a) Except for the security interest granted hereby, Mortgagor is, and as to portions of the Personal Property to be acquired after the date hereof will be, the sole owner of the Personal Property, free from any lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever. Mortgagor shall notify Mortgagee of, and shall indemnify and defend Mortgagee and the Personal Property against, all claims and demands of all persons at any time claiming the Personal Property or any part thereof or any interest therein.

      (b) Except as otherwise provided above, Mortgagor shall not lease, sell, convey or in any manner transfer the Personal Property without the prior consent of Mortgagee.

      (c) Mortgagor is a limited liability company organized under the laws of the State of Delaware. Until the Indebtedness is paid in full, Mortgagor (i) shall not change its legal name without providing Mortgagee with thirty (30) days prior written notice; (ii) shall not change its state of organization; and
(iii) shall preserve its existence and shall not, in one transaction or a series of transactions, merge into or consolidate with any other entity.

      (d) At the request of Mortgagee, Mortgagor shall join Mortgagee in executing one or more financing statements and continuations and amendments thereof pursuant to the Uniform Commercial Code in form satisfactory to Mortgagee, and Mortgagor shall pay the cost of filing the same in all public offices wherever filing is deemed by Mortgagee to be necessary or desirable. Mortgagor shall also, at Mortgagor's expense, take any and all other action requested by Mortgagee to perfect Mortgagee's security interest under the Uniform Commercial Code with respect to the Personal Property, including, without limitation, exercising Mortgagor's best efforts to obtain any consents, agreements or acknowledgments required of third parties to perfect Mortgagee's security interest in Personal Property consisting of deposit accounts, letter-of-credit rights, investment property, and electronic chattel paper.

Other Liens. With the exception of the lien of this instrument, the lien securing any additional indebtedness incurred by Mortgagor and secured by the Property (the "Subordinate Debt"), or the lien securing any permitted AIMCO-Held Subordinate Debt (as hereinafter defined), Mortgagor agrees to keep the Property or any personal property free from all other liens either prior or subsequent to the lien created by this instrument. The creation of (i) any other lien, whether or not prior to the lien created hereby, (ii) or the assignment or pledge by Mortgagor of its revocable license to collect, use and enjoy rents and profits from the Property, (iii) or the granting or permitting of a security interest in or other encumbrance on the ownership interests in Mortgagor, shall constitute a default under the terms of this instrument, except that upon written notice to Mortgagee, Mortgagor may proceed to contest in good faith and by appropriate proceedings any mechanics liens, tax liens or judgment liens with respect to the Property or any personal property described herein after the Loan Closing Date (as defined in the Loan Commitment), provided funds sufficient to satisfy the contested amount have been deposited in an escrow account reasonably satisfactory to Mortgagee.

Notwithstanding the above, Mortgagor may incur indebtedness, other than the Indebtedness, provided that each of the following terms and conditions are satisfied:

      (i) except as set forth in subsection (ii) (C) below, no liens may be placed on the Property (other than the lien to secure the Indebtedness and the lien to secure any permitted AIMCO-Held Subordinate Debt) and, further, no debt shall be evidenced by a note or any like instrument (other than the Indebtedness and any permitted AIMCO-Held Subordinate Debt);

      (ii) the Subordinate Debt may be evidenced by a note and secured by a lien on the Property, provided that:

          (A) the Debt Service Coverage (as hereinafter defined) with respect to the Property after the proposed Subordinate Debt is incurred and secured by the Property will equal at least 1.25, based on operating expenses of the Property for the last full fiscal year, as determined by Mortgagee in its reasonable discretion from the financial statements provided to Mortgagee by Mortgagor.

          (B) the principal amount of such Subordinate Debt, together with the amount of the Indebtedness and all other Subordinate Debt then encumbering the Property, shall not exceed 75% of the value of the Property at the time Mortgagor incurs the proposed Subordinate Debt, as determined by Mortgagee, in Mortgagee's sole discretion; and in that regard, Mortgagee shall receive from Mortgagor (at Mortgagor's cost) an appraisal of the Property from a qualified appraiser approved by Mortgagee, in a form satisfactory to Mortgagee, which evidences the value of the Property sufficient to meet such 75% loan to value ratio.

          (C) any note and security instrument evidencing or securing such Subordinate Debt (i) shall by its terms be expressly subordinate to the Indebtedness and to all amendments, extensions and renewals thereof; (ii) shall provide that the holder of any Subordinate Debt cannot exercise its remedies for a default under such Subordinate Debt without the prior written consent of Mortgagee, all pursuant to the terms of an intercreditor agreement substantially in Mortgagee's standard form; (iii) shall provide that, so long as the Indebtedness is outstanding, all payments under any such note and/or security therefor shall accrue if the same are unpaid; (iv) shall provide that all revenues from the Property shall be applied in the following order: (x) all monthly installments of principal and interest on the Indebtedness and any other amounts due under the Loan Documents; (y) amounts due with respect to the operation and maintenance of the Property, including, without limitation, any and all operating expenses, capital expenses and tax and insurance payments, and (z) amounts due with respect to any Subordinate Debt which is secured by a lien on the Property; and
               (v) shall provide that the holder of any Subordinate Debt provide Mortgagee with notice of any default under the Subordinate Debt not cured within any applicable grace period at the same time it provides such notice to Mortgagor;

          (D) Mortgagor delivers to Mortgagee evidence, in writing, that the Subordinate Debt loan documents, the Debt Service Coverage and the aggregate loan to value ratio limitations set forth herein comply in all respects with the provisions of this covenant entitled "Other Liens"; and

          (E) Mortgagor's incurring of Subordinate Debt and placement of a subordinate lien on the Property securing such Subordinate Debt shall not constitute an Event of Default under the Loan Documents.

      (iii) The holder of any Subordinate Debt shall execute such instruments and documents in connection with the status of such Subordinate Debt as Mortgagee shall from time to time reasonably request, including, but not limited to, an intercreditor agreement substantially in Mortgagee's standard form, and, further, Mortgagor and the holder of any Subordinate Debt shall execute such other instruments and documents in connection with the status of such Subordinate Debt as Mortgagee shall from time to time request. Mortgagor shall bear any and all expenses necessary in connection with its compliance with the provisions of this subsection, including, without limitation, reasonable attorneys' fees.

      (iv) Mortgagee shall be paid a fee in the amount of $7,500.00 for each and every occurrence of Subordinate Debt placed on the Property.

      "Debt Service Coverage" means a number calculated by dividing Net Income Available for Debt Service for a fiscal period by the debt service during the same fiscal period under all indebtedness (including the Indebtedness) secured by any portion of the Property. For purposes of the preceding sentence, "debt service" means the actual debt service due under all indebtedness secured by any portion of the Property based upon an amortization schedule which is the shorter of the actual amortization schedule or 25 years (whether or not amortization is actually required) and, if an accrual loan, as if interest and principal on such indebtedness were due monthly.

      "Net Income Available for Debt Service" means net income (prior to giving effect to any capital gains or losses and any extraordinary items) from the Property, determined in accordance with generally accepted accounting principles, for a fiscal period, plus (to the extent deducted in determining net income from the Property) the following:

      (A) interest on indebtedness secured by any portion of the Property for such fiscal period;

      (B) depreciation, if any, of fixed assets at or constituting the Property;

      (C) amortization of loan costs and leasing commissions which have been prepaid; and

less the following:

      (D) a replacement reserve for capital improvements, unit remodels and structural items, based on not less than $350.00 per unit per annum;

      (E) the amount, if any, by which actual gross income during such fiscal period exceeds that which would be earned from the rental of 93% of the units in the Property;

      (F) the amount, if any, by which the actual management fee is less than 3.0% of gross revenue during such fiscal period;

      (G) the amount, if any, by which the actual real estate taxes and insurance are less than $623,500.00 per annum;

      (H)   the  amount,  if any,  by which  total  actual  operating  expenses,
            excluding  management  fees,   insurance,   real  estate  taxes  and
            replacement reserves, are less than $606,100.00 per annum.

All adjustments to net income referenced above shall be calculated in a manner reasonably satisfactory to Mortgagee.

AIMCO-Held Subordinate Debt; Deed in Lieu Accepted by AIMCO. In connection with a one-time transfer of the Property which is permitted under the terms of this instrument, and provided that no "change in the proportionate ownership of Mortgagor" (as hereinafter defined) and no Change of Control (as hereinafter defined) has occurred prior to such transfer, the proposed transferee (the "New Mortgagor") may (in addition to the lien securing the Indebtedness) incur AIMCO-Held Subordinate Debt (as hereinafter defined), secured by a lien upon the Property; provided, however, each of the following terms and conditions are satisfied:

      (i) Any such indebtedness ("AIMCO-Held Subordinate Debt") shall be incurred by the New Mortgagor solely in connection with its purchase of the Property and no other debt shall remain on the Property, with the exception of the Indebtedness;

      (ii) The holder of the AIMCO-Held Subordinate Debt shall execute such instruments and documents in connection with the status of such AIMCO-Held
Subordinate Debt as Mortgagee shall from time to time reasonably request, including but not limited to, an intercreditor agreement substantially in Mortgagee's standard form, and, further, the New Mortgagor and the holder of any AIMCO-Held Subordinate Debt shall execute such other instruments and documents in connection with the status of such AIMCO-Held Subordinate Debt as Mortgagee shall from time to time request. Mortgagor and New Mortgagor shall be jointly and severally liable for any and all expenses necessary in connection with its compliance with the provisions of this subsection (ii), including, without limitation, reasonable attorneys' fees and Mortgagee's fee;

     (iii) The AIMCO-Held Subordinate Debt (and any and all documents evidencing such AIMCO-Held Subordinate Debt) shall be and remain held by and in favor of AIMCO REIT (as hereinafter defined), Principal or any entity in which AIMCO REIT or Principal holds the Controlling Interests (as hereinafter defined), whether directly or indirectly, and which entity shall have a term of existence not expiring prior to ten (10) years after the maturity date of the Note (the "AIMCO Subordinate Lender"), and further, the loan documents evidencing the AIMCO-Held Subordinate Debt shall provide that Mortgagee shall receive written notice of any defaults thereunder together with the opportunity, but not the obligation, to cure such defaults, and such cure period shall extend by at least thirty (30) days the cure period given the New Mortgagor under such AIMCO-Held Subordinate Debt loan documents, unless such cure has been commenced in the permitted time period and is being diligently pursued and then, and in such case, the period for cure shall be automatically extended by a reasonable period in which to complete the cure. "Controlling Interests" means such majority and/or managing general partner interests which, together with a majority of limited partnership interests ifnecessary for consent purposes, vest in the holder of such interests the sole power, right and authority to control the day to day operations of Mortgagor, including, without limitation, the authority to manage, operate and finance the Property;

      (iv) On the date of the transfer, Mortgagee and the AIMCO Subordinate Lender shall execute and record among the applicable land records a subordination agreement in Mortgagee's standard form; provided, however, that the AIMCO Subordinate Lender shall have the right, without Mortgagee's consent, to accept a transfer of title to the Property from Mortgagor back to the AIMCO Subordinate Lender by deed in lieu of foreclosure, which such transfer (by deed in lieu of foreclosure) shall not constitute an Event of Default under the Loan Documents;

      (v) The combined Debt Service Coverage with respect to the Property after the proposed AIMCO-Held Subordinate Debt is incurred will equal at least 1.25 (if the AIMCO-Held Subordinate Debt requires a balloon payment, such payment cannot be due prior to the maturity date of the Indebtedness); and Mortgagee has advised the Mortgagor and New Mortgagor in writing of such determination prior to any transfer taking place and if such transfer takes place prior to such determination for any reason, said transfer shall be void ab initio;

      (vi) The principal amount of the AIMCO-Held Subordinate Debt, together with the Indebtedness encumbering the Property, shall not exceed 75% of the proposed sale price for the Property at the time of the proposed sale to New Mortgagor; and, if for any reason such transfer shall take place prior to a determination by Mortgagee that the 75% test is met, said transfer shall be void ab initio;

      (vii) Not less than 60 days prior to the transfer, the New Mortgagor must have submitted to Mortgagee, a complete and accurate application, together with all required supporting documentation (including a written term sheet specifying all of the terms of the proposed AIMCO-Held Subordinate Debt), for a subordinate mortgage loan in the principal amount of the proposed AIMCO-Held Subordinate Debt; and

      (viii) Mortgagor has paid all costs and expenses incurred by Mortgagee in connection with the AIMCO-Held Subordinate Debt as well as a fee payable to Mortgagee in the amount of $7,500.00.

Notwithstanding any language to the contrary, AIMCO Subordinate Lender shall have the right, without Mortgagee's consent, to accept a transfer of title to the Property back to AIMCO Subordinate Lender from Mortgagor by deed-in-lieu of foreclosure. Such transfer (by deed in lieu) shall not constitute an Event of Default under the Loan Documents.

Costs, Fees and Expenses. Mortgagor agrees to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Mortgagee hereunder; to pay all costs and expenses, including the cost of obtaining evidence of title and reasonable attorney's fees, incurred in connection with any such action or proceeding; and to pay any and all reasonable attorney's fees and expenses of collection and enforcement in the event the Note is placed in the hands of an attorney for collection, enforcement of any of the Loan Documents is undertaken or suit is brought thereon.

Failure of Mortgagor to Act. If Mortgagor fails to make any payment or do any act as herein provided, Mortgagee may, without obligation so to do, upon prior written notice to Mortgagor (except in the case of emergency) but without releasing Mortgagor from any obligation hereof: (i) make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof, Mortgagee being authorized to enter upon the Property for such purpose; (ii) appear in and defend any action or proceeding purporting to affect the security hereof, or the rights or powers of Mortgagee; (iii) pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of Mortgagee appears to be prior or superior hereto; and (iv) in exercising any such powers, pay necessary expenses, employ counsel and pay its reasonable fees. Sums so expended shall be payable by Mortgagor immediately upon demand with interest from date of expenditure at the Default Rate (as defined in the Note). All sums so expended by Mortgagee and the interest thereon shall be included in the Indebtedness and secured by the lien of this instrument.

Event of Default. Any default by Mortgagor in making any required payment of the Indebtedness or any default in any provision, covenant, agreement, warranty or certification contained in any of the Loan Documents shall, except as provided in the two immediately succeeding paragraphs, constitute an "Event of Default".

Notice of Default. A default in any payment required in the Note or any other Loan Document, whether or not payable to Mortgagee, (a "Monetary Default") shall not constitute an Event of Default unless Mortgagee shall have given a written notice of such Monetary Default to Mortgagor and Mortgagor shall not have cured such Monetary Default by payment of all amounts in default (including payment of interest at the Default Rate, as defined in the Note, from the date of default to the date of cure on amounts owed to Mortgagee) within five (5) business days after the date on which Mortgagee shall have given such notice to Mortgagor.

     Any other default under the Note or under any other Loan Document (a "Non-Monetary Default") shall not constitute an Event of Default unless Mortgagee shall have given a written notice of such Non-Monetary Default to Mortgagor and Mortgagor shall not have cured such Non-Monetary Default within thirty (30) days after the date on which Mortgagee shall have given such notice of default to Mortgagor (or, if theNon-Monetary Default is not curable within such 30-day period, Mortgagor shall not have diligently undertaken and continued to pursue the curing of such Non-Monetary Default and deposited an amount sufficient to cure such Non-Monetary Default in an escrow account satisfactory to Mortgagee).

      In no event shall the notice and cure period provisions recited above constitute a grace period for the purposes of commencing interest at the Default Rate (as defined in the Note).

Appointment of Receiver. Upon commencement of any proceeding to enforce any right under this instrument, including foreclosure thereof, Mortgagee (without limitation or restriction by any present or future law, without regard to the solvency or insolvency at that time of any party liable for the payment of the Indebtedness, without regard to the then value of the Property, whether or not there exists a threat of imminent harm, waste or loss to the Property and or whether the same shall then be occupied by the owner of the equity of redemption as a homestead) shall have the absolute right to the appointment of a receiver of the Property and of the revenues, rents, profits and other income therefrom, and said receiver shall have (in addition to such other powers as the court making such appointment may confer) full power to collect all such income and, after paying all necessary expenses of such receivership and of operation, maintenance and repair of said Property, to apply the balance to the payment of any of the Indebtedness then due.

Foreclosure.  Upon the  occurrence  of an Event of  Default,  the entire  unpaid
Indebtedness shall, at the option of Mortgagee, become immediately due and payable for all purposes without any notice or demand, except as required by law, (ALL OTHER NOTICE OF THE EXERCISE OF SUCH OPTION, OR OF THE INTENT TO EXERCISE SUCH OPTION, BEING HEREBY EXPRESSLY WAIVED), and Mortgagee may, in addition to exercising any rights it may have with respect to the Personal Property under the Uniform Commercial Code of the jurisdiction in which the Property is located, institute proceedings in any court of competent jurisdiction to foreclose this instrument as a mortgage, or to enforce any of the covenants hereof, or Mortgagee may, either personally or by agent or attorney in fact, enter upon and take possession of the Property and may manage, rent or lease the Property or any portion thereof upon such terms as Mortgagee may deem expedient, and collect, receive and receipt for all rentals and other income therefrom and apply the sums so received as hereinafter provided in case of sale. Mortgagee is hereby further authorized and empowered, as agent or attorney in fact, either after or without such entry, to sell and dispose of the Property en masse or in separate parcels (as Mortgagee may think best), and all the right, title and interest of Mortgagor therein, by advertisement or in any manner provided by the laws of the jurisdiction in which the Property is located, (MORTGAGOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO A HEARING PRIOR TO SUCH
SALE), and to issue, execute and deliver a deed of conveyance, all as then may be provided by law; and Mortgagee shall, out of the proceeds or avails of such sale, after first paying and retaining all fees, charges, costs of advertising the Property and of making said sale, and attorneys' fees as herein provided, apply such proceeds to the Indebtedness, including all sums advanced or expended by Mortgagee or the legal holder of the Indebtedness, with interest from date of advance or expenditure at the Default Rate (as defined in the Note), rendering the excess, if any, as provided by law; such sale or sales and said deed or deeds so made shall be a perpetual bar, both in law and equity, against Mortgagor, the heirs, successors and assigns of Mortgagor, and all other persons claiming the Property aforesaid, or any part thereof, by, from, through or under Mortgagor. The legal holder of the Indebtedness may purchase the Property or any part thereof, and it shall not be obligatory upon any purchaser at any such sale to see to the application of the purchase money.

Prohibition on Transfer/One-Time Transfer. The present ownership and management of the Property is a material consideration to Mortgagee in making the loan secured by this instrument, and Mortgagor shall not (i) convey title to all or any part of the Property, (ii) enter into any contract to convey (land contract/installment sales contract/contract for deed) title to all or any part of the Property which gives a purchaser possession of, or income from, the Property prior to a transfer of title to all or any part of the Property ("Contract to Convey"), (iii) cause or permit a change in the proportionate ownership of Mortgagor, or (iv) cause or permit a Change of Control. Except if resulting from the death or legal incompetency of any individual, any such conveyance, entering into a Contract to Convey, change in the proportionate ownership of Mortgagor or Change of Control shall constitute a default under the terms of this instrument.

Notwithstanding the foregoing, provided that there is no change in the proportionate ownership of Mortgagor and no Change of Control, the following transfers are permitted: (a) the transfer of any ownership interest in Mortgagor which is made to a Qualified REIT Subsidiary (as defined in Section 856(I)(2) of the Internal Revenue Code of 1986) of AIMCO REIT, (b) the transfer of any partnership interest in a constituent member of Mortgagor, (c) the transfer of shares of common stock, limited partnership interests or other beneficial forms of ownership interests in Mortgagor or other forms of securities of AIMCO REIT or Principal and the issuance of all varieties of convertible debt, equity and other similar securities of AIMCO REIT or Principal, and the subsequent transfer of such securities, provided that no Change of Control occurs as a result of such transfer, either upon such transfer or upon the subsequent conversion to equity of such convertible debt or other securities, (d) the issuance by AIMCO REIT or Principal of additional common stock, limited partnership interests or other beneficial or ownership interests, convertible debt, equity and other similar securities, and the subsequent transfer of such convertible debt or other securities, provided that no Change of Control occurs as a result of such transfer, either upon such transfer or upon the subsequent conversion to equity of such convertible debt or other securities, and (e) so long as AIMCO REIT owns 100% of the stock of AIMCO-LP, Inc., a transfer of limited partnership interests that results in AIMCO-LP, Inc. owning not less than 50.1% of the limited partnership interests in Principal.

For the purposes of this instrument, the following terms shall have the following meanings:

      (a) A "change in the proportionate ownership of Mortgagor" means any conveyance, assignment, grant of security interest or other transfer resulting in either Apartment Investment and Management Company, a Maryland corporation ("AIMCO REIT") and/or Principal owning (directly or indirectly) less than a 50% ownership interest in Mortgagor.

      (b) "Change of Control" means the earliest to occur of (i) the date on which an acquiring person (as hereinafter defined) becomes (by acquisition, consolidation, merger or otherwise), directly or indirectly, the beneficial owner of more than 50% of the total voting equity capital of AIMCO REIT then outstanding, (ii) the date on which AIMCO REIT shall cease to hold (whether directly or indirectly through a wholly-owned intermediary entity such as AIMCO-LP, Inc. or AIMCO-GP, Inc.) at least 50.1% of the limited partnership interests in Principal, or (iii) the date on which AIMCO REIT shall cease for any reason to hold (whether directly or indirectly) 100% of the membership interests in Mortgagor held as of the date hereof (as evidenced by organizational charts and documents provided to Mortgagee) or (iv) the replacement (other than solely by reason of retirement at age sixty-five or older, death or disability) of more than 50% (or such lesser percentage as is required for decision making by the board of directors (or the board of trustees, if applicable) of the members of the board of directors (or the board of trustees, if applicable) of AIMCO REIT over a one-year period where such replacement shall not have been approved by a vote of at least a majority of the board of directors (or the board of trustees, if applicable) of AIMCO REIT then still in office who either were members of such board of directors (or board of trustees, if applicable) at the beginning of such one year period or whose election as members of the board of directors (or the board of trustees, if applicable) was previously so approved.

     (c) An "acquiring person" shall not be deemed to include any member of the Mortgagor Control Group (as hereinafter defined) unless such member has, directly or indirectly, disposed of, sold or otherwise transferred to, or encumbered or restricted (whether by means of voting trust agreement or otherwise) for the benefit of an acquiring person, all or any portion of the Voting Equity Capital (as hereinafter defined) of AIMCO REIT, directly or indirectly, owned or controlled by such member for the taking of any action which, directly, constitutes or would constitute a Change of Control, in which event such member of the Mortgagor Control Group shall be deemed to constitute an acquiring person to the extent of the Voting Equity Capital of AIMCO REIT owned or controlled by such member. "Mortgagor Control Group" means Terry Considine, Peter K. Kompaniez, Richard S. Ellwood, J. Landis Martin, Thomas L. Rhodes or John D. Smith.

      (d) "Voting Equity Capital" means securities of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the board of directors (or persons performing similar functions).

      Notwithstanding the above, provided there is then no default in the terms and conditions of any Loan Document and upon prior written request from Mortgagor, Mortgagee shall not withhold its consent to a one-time transfer of all but not less than all of the Property, provided:

(i)         the Property  shall have achieved Debt Service  Coverage of at least
            1.25 for the last full fiscal year and there are no junior liens on the Property, with the exception of the AIMCO-Held Subordinate Debt, if any;

(ii) the transferee or an owner of the transferee (in either case, the "Creditworthy Party") has a net worth determined in accordance with generally accepted accounting principles of at least $50,000,000.00 with cash and cash equivalents of at least $5,000,000.00 after funding the equity needed to close the purchase of the Property and a minimum overall real estate portfolio debt service coverage ratio of 1.35 for the prior twelve (12) month period;

(iii) the transferee or the Creditworthy Party is experienced in the ownership and management of at least 20,000 units of garden apartments/mid-rise apartments;

(iv) neither the transferee nor the Creditworthy Party is subject to any bankruptcy, reorganization or insolvency proceedings or any criminal charges or proceedings and is not a current or past litigant, plaintiff or defendant in any suit brought against or by Mortgagee;

(v) the Creditworthy Party assumes or guarantees in writing all of the obligations and liabilities of Mortgagor under the Loan Documents, Mortgagee receives a satisfactory enforceability opinion with respect thereto from counsel reasonably approved by Mortgagee, and Mortgagor and Principal shall be released from liability under the Loan Documents except as provided in clause (viii) below;

(vi) the Creditworthy Party executes Mortgagee's then current forms of Guarantee of Recourse Obligations and Environmental Indemnity Agreement and Mortgagee receives a satisfactory enforceability opinion with respect thereto from counsel reasonably approved by Mortgagee;

(vii) an environmental report on the Property which meets Mortgagee's then current requirements and is updated to no earlier than 90 days prior to the date of transfer, is provided to Mortgagee at least 30 days prior to the date of transfer and said report shall be satisfactory to Mortgagee at the time of transfer;

(viii) Mortgagor and Principal shall remain liable under the Environmental Indemnity Agreement, dated of even date herewith, to the extent provided therein, except for acts or occurrences after the date of the transfer of the Property;

(ix) Mortgagee receives an endorsement to its policy of title insurance, satisfactory to Mortgagee; and

(x) the outstanding balance of the Note at the time of the transfer is not more than 65% of the gross purchase price of the Property.

      If Mortgagor shall make a one-time transfer to an approved Creditworthy Party, Mortgagee shall be paid a fee equal to one percent (1%) of the then outstanding balance of the Note at the time of transfer. The fee shall be paid on or before the closing date of such one-time transfer. At the time of such transfer, no modification of the interest rate or repayment terms of the Note will be required.

      No subsequent transfers of the Property or changes in the proportionate ownership of transferee shall be allowed. For purposes of this provision, a "change in the proportionate ownership of transferee" means, in the case of the transferee being a corporation, a change in, or the existence of a lien on, the ownership of the voting stock of such corporation; in the case of the transferee being a trust, a change in, or the existence of a lien on, the beneficial ownership of such trust; in the case of the transferee being a limited liability company, a change in the ownership of, or the existence of a lien on, the limited liability company interests of such limited liability company; and in the case of the transferee being a partnership, a change in the ownership of, or the existence of a lien on, the general partnership interests of such partnership.

Financial Statements. Mortgagor agrees to furnish to Mortgagee, at Mortgagor's expense and within 90 days after the close of each fiscal year ("Financial Statements Due Date"), annual unaudited financial statements on the Property (the "Statements"), which includes the following:

      (a)   a balance sheet; and

      (b) a statement of operations with a detailed line item breakdown of all operating expenses for the Property including a separate supplemental schedule listing the capitalized costs associated with tenant improvements, leasing commissions and capital improvements.

      Mortgagor also agrees to provide Mortgagee by the Financial Statements Due Date a current rent roll for the Property (the "Rent Roll") and a certification (the "Certification") by a managing member of Mortgagor stating that the Statements and Rent Roll are true and correct in all material respects and the Statements have been prepared in accordance with generally accepted accounting principles. Mortgagor acknowledges that Mortgagee requires the Statements, Rent Roll and Certification in order to record accurately the value of the Property for financial and regulatory reporting.

      If Mortgagor does not furnish, or cause to be furnished, the Statements, Rent Roll and Certification to Mortgagee by the Financial Statements Due Date, within 30 days after Mortgagee shall have given written notice to Mortgagor that the Statements, Rent Roll and/or Certification have not been received as required,

      (x) interest on the unpaid principal balance of the Indebtedness shall as of the Financial Statements Due Date, accrue and become payable at a rate equal to the sum of the Interest Rate (as defined in the Note) plus one percent (1%) per annum (the "Increased Rate"); and

      (y) Mortgagee may elect to obtain an independent appraisal and audit of the Property at Mortgagor's expense, and Mortgagor agrees that it will, upon request, promptly make Mortgagor's books and records regarding the Property available to Mortgagee and the person(s) performing the appraisal and audit (which obligation Mortgagor agrees can be specifically enforced by Mortgagee).

      The amount of the payments due under the Note during the time in which the Increased Rate shall be in effect shall be changed to an amount which is sufficient to amortize the then unpaid principal balance at the Increased Rate during the then remaining portion of a period of 25 years commencing with the Amortization Period Commencement Date (as defined in the Note). Interest shall continue to accrue and be due and payable monthly at the Increased Rate until the Statements, Rent Roll and Certification shall be furnished to Mortgagee as required. Commencing on the date on which the Statements, Rent Roll and Certification are received by Mortgagee, interest on the unpaid principal balance shall again accrue at the Interest Rate and the payments due during the remainder of the term of the Note shall be changed to an amount which is sufficient to amortize the then unpaid principal balance at the Interest Rate during the then remaining portion of a period of 25 years commencing with the Amortization Period Commencement Date. Notwithstanding the foregoing, Mortgagee shall have the right to conduct an independent audit at its own expense at any time.

Release. If Mortgagor shall pay Mortgagee the Indebtedness when and as the same shall become due and payable, whether by acceleration or otherwise, Mortgagee shall execute and deliver to Mortgagor, at Mortgagor's cost, an appropriate release and discharge of this instrument, in recordable form, whereupon the right, title and interest of Mortgagee in the Property shall thereupon cease, terminate and become void.

Advances. This instrument secures the unpaid balance of loan advances made after this instrument is delivered to the County Recorder for record. The maximum amount of unpaid balances of all loan advances in the aggregate, exclusive of interest thereon and other advances made pursuant hereto, which may be outstanding at any time is $31,500,000.00. In addition to any other debt or obligation secured hereby, this instrument shall also secure unpaid balances of advances made with respect to the Property for the payment of taxes, assessments, insurance premiums or costs incurred for the protection of the Property as provided for in Section 5301.233 of the Ohio Revised Code. If and to the extent applicable, Mortgagor hereby waives any right it may have under
Section 5301.232(c) of the Ohio Revised Code.

Property Management. The management company for the Property shall be reasonably satisfactory to Mortgagee. Any change in the management company to an entity unaffiliated with Mortgagor or Principal without the prior written consent of Mortgagee shall constitute a default under this instrument.

Deposits by Mortgagor. To assure the timely payment of real estate taxes and special assessments (including personal property taxes, if appropriate), upon the occurrence of an Event of Default, Mortgagee shall thence forth have the option to require Mortgagor to deposit funds with Mortgagee, in monthly or other periodic installments in amounts estimated by Mortgagee from time to time sufficient to pay real estate taxes and special assessments as they become due. If at any time the funds so held by Mortgagee shall be insufficient to pay any of said expenses, Mortgagor shall, upon receipt of notice thereof, immediately deposit such additional funds as may be necessary to remove the deficiency. All funds so deposited shall be irrevocably appropriated to Mortgagee to be applied to the payment of such real estate taxes and special assessments and, at the option of Mortgagee after default, the Indebtedness.

Notices. Any notices, demands, requests and consents permitted or required hereunder or under any other Loan Document shall be in writing, may be delivered personally or sent by certified mail with postage prepaid or by reputable courier service with charges prepaid. Any notice or demand sent to Mortgagor by certified mail or reputable courier service shall be addressed to Mortgagor at c/o AIMCO, 2000 South Colorado Boulevard, Tower 2, Suite 2-1000, Denver, CO 80222 or such other address in the United States of America as Mortgagor shall designate in a notice to Mortgagee given in the manner described herein. Any notice sent to Mortgagee by certified mail or reputable courier service shall be addressed to The Northwestern Mutual Life Insurance Company to the attention of the Real Estate Investment Department at 720 East Wisconsin Avenue, Milwaukee, WI 53202, or at such other addresses as Mortgagee shall designate in a notice given in the manner described herein. Any notice given to Mortgagee shall refer to the Loan No. set forth above. Any notice or demand hereunder shall be deemed given when received. Any notice or demand which is rejected, the acceptance of delivery of which is refused or which is incapable of being delivered during normal business hours at the address specified herein or such other address designated pursuant hereto shall be deemed received as of the date of attempted delivery.

Modification of Terms. Without affecting the liability of Mortgagor or any other person (except any person expressly released in writing) for payment of the Indebtedness or for performance of any obligation contained herein and without affecting the rights of Mortgagee with respect to any security not expressly released in writing, Mortgagee may, at any time and from time to time, either before or after the maturity of the Note, without notice or consent: (i) release any person liable for payment of all or any part of the Indebtedness or for performance of any obligation; (ii) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness, or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof; (iii) exercise or refrain from exercising or waive any right Mortgagee may have; (iv) accept additional security of any kind; (v) release or otherwise deal with any property, real or personal, securing the Indebtedness, including all or any part of the Property.

Exercise of Options. Whenever, by the terms of this instrument, of the Note or any of the other Loan Documents, Mortgagee is given any option, such option may be exercised when the right accrues or at any time thereafter, and no acceptance by Mortgagee of payment of Indebtedness in default shall constitute a waiver of any default then existing and continuing or thereafter occurring.

Nature and Succession of Agreements. Each of the provisions, covenants and agreements contained herein shall inure to the benefit of, and be binding on, the heirs, executors, administrators, successors, grantees, and assigns of the parties hereto, respectively, and the term "Mortgagee" shall include the owner and holder of the Note.

Legal Enforceability. No provision of this instrument, the Note or any other Loan Documents shall require the payment of interest or other obligation in excess of the maximum permitted by law. If any such excess payment is provided for in any Loan Documents or shall be adjudicated to be so provided, the provisions of this paragraph shall govern and Mortgagor shall not be obligated to pay the amount of such interest or other obligation to the extent that it is in excess of the amount permitted by law.

Limitation of Liability. Notwithstanding any provision contained herein to the contrary, the personal liability of Mortgagor shall be limited as provided in the Note.

Miscellaneous. Time is of the essence in each of the Loan Documents. The remedies of Mortgagee as provided herein or in any other Loan Document or at law or in equity shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of Mortgagee, and may be exercised as often as occasion therefor shall occur; and neither the failure to exercise any such right or remedy nor any acceptance by Mortgagee of payment of Indebtedness in default shall in any event be construed as a waiver or release of any right or remedy. Neither this instrument nor any other Loan Document may be modified or terminated orally but only by agreement or discharge in writing and signed by Mortgagor and Mortgagee. If any of the provisions of any Loan Document or the application thereof to any persons or circumstances shall to any extent be invalid or unenforceable, the remainder of such Loan Document and each of the other Loan Documents, and the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of each of the Loan Documents shall be valid and enforceable to the fullest extent permitted by law.

Waiver of Jury Trial. Mortgagor hereby waives any right to trial by jury with respect to any action or proceeding (a) brought by Mortgagor, Mortgagee or any other person relating to (i) the obligations secured hereby and/or any understandings or prior dealings between the parties hereto or (ii) the Loan Documents or the Environmental Indemnity Agreement, or (b) to which Mortgagee is a party.

Captions. The captions contained herein are for convenience and reference only and in no way define, limit or describe the scope or intent of, or in any way affect this instrument.

Governing Law. This instrument, the interpretation hereof and the rights, obligations, duties and liabilities hereunder shall be governed and controlled by the laws of the State of Ohio.

      Mortgagee shall be and hereby is authorized and empowered to do, as Mortgagee, all things provided to be done in the mechanics' lien law of the State of Ohio (including Section 1311.14 of the Ohio Revised Code), and all acts amendatory or supplementary thereto.

      With respect to any agreement by Mortgagor in this instrument or in any other Loan Document to pay Mortgagee's attorneys' fees and disbursements incurred in connection with the Indebtedness, Mortgagor agrees that each Loan Document is a "contract of indebtedness" and that the attorneys' fees and disbursements referenced are those which are a reasonable amount, all as contemplated by Ohio Revised Code Section 1301.21, as such Section may hereafter be amended. Mortgagor further agrees that the indebtedness incurred in connection with the Indebtedness is not incurred for purposes that are primarily personal, family or household and confirms that the total amount owed on the contract of the indebtedness exceeds $100,000.00.

      IN WITNESS WHEREOF, this instrument has been executed by the Mortgagor as of the day and year first above written.

                                    CCIP/2 VILLAGE BROOKE, L.L.C., a Delaware limited liability company

                                    By:   Consolidated Capital Institutional
                                          Properties/2, a California limited
                                          partnership, its sole member

                                          By:   ConCap Equities, Inc., a
                                                Delaware corporation, its
                                                general partner

                                           By:   /s/Patti K. Fielding
                                           Name: Patti K. Fielding
                                           Its:  Executive Vice President

                                                Attest:     /s/Leslie E. Green
                                                Name:       Leslie E. Green
                                                Its:        Assistant
Secretary
(corporate seal)